UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

CERTEGY INC.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following are questions and answers provided to Certegy Inc.’s employees concerning Certegy’s proposed merger with Fidelity National Information Services, Inc.

Certegy Employee

Questions On

Benefits

Q- What are the options being reviewed for current Certegy employees, if Fidelity National Information Service does not currently provide a Pension Plan to its employees?

A- Certegy has not yet made any specific decisions with respect to the Pension Plan.  An integration team will be reviewing the benefit plans of Certegy and Fidelity to determine whether any changes should be made to the plans for each group of companies.    Any proposed changes to the Pension Plan will be reviewed in connection with proposed changes to the 401(k) Plan and to the entire compensation and benefit package of employees.

Q - Will the Pension fund accumulated to date by Certegy employees remain with the third party administrator – Mellon Bank?

A- No specific decisions have been made with respect to the Pension Plan.  The integration team will be reviewing whether any changes are recommended with respect to the Pension Plan including with respect to the third party administrator.

Q- For those of us that contribute to the 401(k) and annually receive Certegy stock, will those shares be eligible for the $3.75 per share payout upon closing of the merger? I’m worried that they will not because they are Certegy Stock “Fund” - not actually Certegy stock shares.

A- If a portion of your 401(k) plan account is invested in the Certegy Stock Fund, your account will be indirectly affected by the payment of the dividend.  For each share of Certegy stock held by the Certegy Stock Fund, the Certegy Stock Fund will receive the $3.75 dividend.  However, the price of Certegy shares should adjust downward to reflect the dividend payment.  If the market price of Certegy shares decreases by exactly $3.75 per share to reflect the special dividend, this will be a net transaction, and the total value in the Certegy Stock Fund (and thus, each participant’s account invested in the Certegy Stock Fund) will have the same value as before the dividend payment.  Please note that factors other than the special dividend may affect the actual market price of Certegy shares.

Additional Information and Where to Find It

In connection with the proposed merger, Certegy Inc. has filed a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.  Investors and security holders may obtain a free copy of the proxy statement and other documents filed by Certegy and Fidelity National Information Services, Inc. with the Commission at the Commission’s website at http://www.sec.gov.  Free copies of the proxy statement, and each company’s other filings with the Commission may also be obtained from the respective companies.  Free copies of Certegy’s filings may be obtained by going to Certegy’s

Investor Relations Page or its corporate website at www.certegy.com or by directing a request to Investor Relations, Certegy Inc., 100 Second Avenue South, Suite 1100S, St. Petersburg, FL  33701.  Free copies of Fidelity National Financial’s filings may be obtained by directing a request to Fidelity National Financial’s corporate website at www.fnf.com or by directing a request to Investor Relations, Fidelity National Financial, Inc., 601 Riverside Avenue, Jacksonville, FL, 32204.

Certegy, Fidelity National Financial, and their respective directors, executive officers and other members of their management and employees may be participants in soliciting proxies from Certegy shareholders in favor of the merger.  A description of any interests that Certegy’s executive officers and directors may have in the Merger is available in the proxy statement.  Information concerning Fidelity National Financial’s directors and executive officers is set forth in Fidelity National Financial’s proxy statement for its 2005 annual meeting of stockholders, which was filed with the SEC on April 28, 2005, and its annual report on Form 10-K filed with the SEC on March 16, 2005.  These documents are available free of charge at the SEC’s website www.sec.gov or by going to Fidelity National Financial’s Investor Relations page on its corporate website at www.fnf.com.

Cautionary Language Concerning Forward-Looking Statements

Information set forth herein may financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, any expectations concerning accretions to earnings, levels of revenue, EBITDA, and other financial results, statements about the benefits of the Merger, including future operating results, business synergies, and the plans, objectives, expectations and intentions of the combined companies and other statements that are not historical facts which may be expressed herein.   Such statements are based upon the current beliefs and expectations of the management of Certegy and FNF and are subject to significant risks and uncertainties (many of which are difficult to predict) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and Certegy shareholder approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the anticipated cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, management and key employees or suppliers; diversion of management attention from business operations as a result of time demands attendant to the merger; failure to accurately forecast restructuring charges and allocations or the impact of any equity based compensation expense; competition and its effect on pricing, spending, third-party relationships and revenues.   Additional factors that may affect future results are contained Certegy’s and FNF’s filings with the SEC, which are available at the SEC’s Web site www.sec.gov.